SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                     FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                             September 19, 2000


                           Darden Restaurants, Inc.
            (Exact name of registrant as specified in its charter)


       Florida                    1-13666                     59-3305930
   (State or other juris-    (Commission file number)       (IRS employer
  diction of incorporation)                               identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                               (407) 245-4000



                               Not Applicable
           (Former name or former address, if changed since last report)



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Item 5.           Other Events.

                  On September 19, 2000, the Registrant issued a news release entitled "Darden Restaurants Reports Record Quarter Sales and Earnings Per Share."

                  On September 20, 2000, the Registrant issued a news release entitled "Darden Restaurants Declares Semi-Annual Dividend of 4 Cents."

                  On September 21, 2000, the Registrant issued a news release entitled "Bahama Breeze Names Alan Palmieri Executive Vice President of Operations."

                  On September 21, 2000, the Registrant issued a news release entitled "Darden Restaurants Promotes Laurie Burns To Senior Vice President, Development."

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                           Exhibit Number            Description

                           99.1 Press Release dated September 19, 2000, entitled "Darden Restaurants Reports Record Quarter Sales and Earnings Per Share."

                           99.2 Press Release dated September 20, 2000, entitled "Darden Restaurants Declares Semi-Annual Dividend of 4 Cents."

                           99.3 Press Release dated September 21, 2000, entitled "Bahama Breeze Names Alan Palmieri Executive Vice President of Operations."

                           99.4 Press Release dated September 21, 2000, entitled "Darden Restaurants Promotes Laurie Burns To Senior Vice President, Development."

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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 22, 2000                DARDEN RESTAURANTS, INC.


                                          By: /s/Paula J. Shives
                                              Paula J. Shives
                                              Senior Vice President,
                                              General Counsel and Secretary

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                              INDEX TO EXHIBITS


Exhibit Number                                                          Page

    99.1            Press  Release dated  September 19, 2000,
                    entitled "Darden  Restaurants  Reports
                    Record Quarter Sales and Earnings Per Share."         5

    99.2            Press Release dated September 20, 2000,
                    entitled "Darden Restaurants Declares
                    Semi-Annual Dividend of 4 Cents."                     9

    99.3            Press Release dated September 21, 2000,
                    entitled "Bahama Breeze Names Alan Palmieri
                    Executive Vice President of Operations."             10

    99.4            Press Release dated September 21, 2000,
                    entitled "Darden Restaurants Promotes
                    Laurie Burns To Senior Vice President,
                    Development."                                        11

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